Rule 497(d)
                                                              Reg. No. 333-47467

                              THE NEVIS FUND, INC.

                       Supplement dated November 15, 1999
                   to the Prospectus dated September 24, 1999

     This supplement provides new and additional information beyond that which is contained in the Prospectus and should be read together with the Prospectus.

1. On November 22, 1999, the redemption fee applicable to shares of The Nevis Fund, Inc. (the "Fund") will be increased from 1% to 2% and the related holding period will be extended from 90 days to 180 days. The following revisions are made in connection with this change:

     The redemption fee information in the table under the heading "Fees and Expenses of the Fund" on page 3 of the Prospectus is deleted and replaced with the following:

     Redemption Fee (as a % of amount redeemed)..........................2.00%*


     *Shares purchased on or after November 22, 1999 and redeemed within 180 days of their purchase are subject to a 2% redemption fee; shares purchased prior to November 22, 1999 and redeemed within 90 days of their purchase are subject to a 1% redemption fee. The redemption fee may be waived by the Fund. See "Purchasing and Selling Fund Shares - Selling Shares."

     The second paragraph of the disclosure under the heading "General Information" on page 6 of the Prospectus is deleted and replaced with the following:

          Shares purchased on or after November 22, 1999 and redeemed within 180 days of their purchase are subject to a redemption fee equal to 2% of the NAV next calculated after receipt of the redemption request in proper form. Shares purchased prior to November 22, 1999 and redeemed within 90 days of their purchase are subject to a 1% redemption fee. The Fund may waive the redemption fee if it is in the best interests of the Fund and its shareholders to do so.


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2.   The following disclosure regarding risks related to investments in initial public offerings is added under the heading "More About Risk" on page 5 of the Prospectus:


     PERFORMANCE RISK

          The Fund may participate in the initial public offering (IPO) market. An investment by the Fund in IPOs may have a magnified impact on the Fund's total returns because of the Fund's small asset base. As the Fund's assets grow, the effect of an investment in IPOs on the Fund's total returns will likely decline, which may reduce the Fund's total returns.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.


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NEV-C-001-02